UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported): March 4, 2010


                           THE INTERGROUP CORPORATION
                ---------------------------------------------------
               (Exact name of registrant as specified in its charter)


        Delaware                      1-10324              13-3293645
----------------------------        ------------       -------------------
(State or other jurisdiction        (Commission         (IRS Employer
 of incorporation)                  File Number)       Identification No.)


  10940 Wilshire Blvd., Suite 2150, Los Angeles, California      90024
  ---------------------------------------------------------     --------
           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (310) 889-2500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 4, 2010, The InterGroup Corporation (the "Company") received notice from the NASDAQ Listing Qualifications Staff (the "Staff Determination") indicating that the Company's common stock would be subject to delisting from The NASDAQ Capital Market due to the Company's non-compliance with the minimum $2.5 million stockholders' equity requirement, as set forth in Listing Rule 5550(b) (the "Rule"), unless the Company requests a hearing before a NASDAQ Listings Qualification Panel (the "Panel"). The Company intends to timely request a hearing before the Panel and, accordingly, the Company's common stock will remain listed on The NASDAQ Capital Market pending a final determination by the Panel following the hearing.

In connection with the hearing, the Company intends to submit a plan outlining its strategy for regaining compliance with the Rule. Under NASDAQ's Listing Rules, the Panel may, in its discretion, determine to continue the Company's listing pursuant to an exception to the Rule for a maximum of 180 calendar days from the date of the Staff Determination, or through August 31, 2010, in order to permit the Company adequate time to effectuate its plan or otherwise regain compliance with the Rule. However, there can be no assurance that the Panel will grant the Company additional time or that the Company's efforts to maintain the listing of its common stock on NASDAQ will be successful.


ITEM 9.01.  Financial Statements and Exhibits.

    (d)   Exhibits

          99.1 Text of Press Release, dated March 10, 2010 of the
               Registrant.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERGROUP CORPORATION


Dated: March 10, 2010                    By  /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Asst. Secretary and Counsel


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                                 EXHIBIT INDEX

Exhibit No.                       Description
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99.1                        Press Release issued March 10, 2010